    As filed with the Securities and Exchange Commission on February 19, 1999

                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               LENNAR CORPORATION

             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               52-1281887
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                           700 NORTHWEST 107TH AVENUE
                              MIAMI, FLORIDA 33172
                                 (305) 559-4000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                STUART A. MILLER
                                    PRESIDENT
                               LENNAR CORPORATION
                           700 NORTHWEST 107TH AVENUE
                              MIAMI, FLORIDA 33172
                                 (305) 559-4000
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                            DAVID W. BERNSTEIN, ESQ.
                               ROGERS & WELLS LLP
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 (212) 878-8000

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |X| No. 333-45527

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|


                                      CALCULATION OF REGISTRATION FEE
-------------------------------------------- ------------------ --------------- -------------------- -----------------
                                                                   PROPOSED
                                                                   MAXIMUM
                                                                   OFFERING      PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF SECURITIES         AMOUNT TO BE         PRICE            AGGREGATE          AMOUNT OF
             TO BE REGISTERED                   REGISTERED         PER UNIT       OFFERING PRICE     REGISTRATION FEE
-------------------------------------------- ------------------ --------------- -------------------- -----------------
Common Stock, Preferred Stock,
Depositary Shares, Debt Securities,
Warrants (1)                                        (3)              (3)          $47,000,000(2)         $13,066
-------------------------------------------- ------------------ --------------- -------------------- -----------------

(1) Includes shares of Common Stock which may be issued upon conversion of Preferred Stock or Debt Securities, or exercise of Warrants, which are being registered.

(2)  Estimated solely for the purpose of calculating the registration fee.

(3)  Not applicable, as provided in General Instruction II.D to Form S-3.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The information in the Registration Statement on Form S-3 filed by Lennar Corporation with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act") on February 12, 1998 (Registration No. 333-45527) is incorporated into this Registration Statement by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Miami-Dade and State of Florida on February 19, 1999.

                                                      LENNAR CORPORATION



                                                      By: /s/ Stuart A. Miller
                                                          ------------------
                                                          Stuart A. Miller
                                                          President

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stuart A. Miller, Bruce Gross and Diane
J. Bessette his or her true and lawful attorney-in-fact and agent, with full powers of substitution to sign for him and her and in his or her name any or all amendments (including post-effective amendments) to the registration statement to which this power of attorney is attached and to file those amendments and all exhibits to them and other documents to be filed in connection with them with the Securities and Exchange Commission.

          Pursuant to the requirement of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE                     TITLE(S)                                      DATE
            ---------                     --------                                      ----
                                   Chief Executive Officer;
                                   President and Director (Principal
/s/ Stuart A. Miller               Executive Officer)                               February  19, 1999

                                   Chief Financial Officer and Vice
                                   President (Principal
/s/ Bruce Gross                    Financial Officer)                               February  19, 1999


                                   Controller
/s/ Diane J. Bessette              (Principal Accounting Officer)                   February  19, 1999



                                   Chairman of the Board of Directors               February  19, 1999
/s/ Leonard Miller


/s/ Irving Bolotin                 Director                                         February 19, 1999



Jonathan M. Jaffe                  Director                                         February    , 1999



R. Kirk Landon                     Director                                         February    , 1999



Sidney Lapidus                     Director                                         February    , 1999



Reuben S. Leibowitz                Director                                         February    , 1999



/s/ Arnold P. Rosen                Director                                         February 19, 1999



/s/ Steven J. Saiontz              Director                                         February 19, 1999

                                EXHIBIT INDEX

Exhibit Number          Document
--------------          --------

5                       Opinion of Rogers & Wells LLP

23(ii)                  Consent of Deloitte & Touche LLP